Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 11 Goodwill and Other Intangible Assets

The carrying amounts of goodwill and acquired intangible assets not subject to amortization consist of the following (in thousands):

	As of December 31, 2014	As of December 31, 2015
Goodwill	$6,780,827	$2,620,627
Orbital locations	2,387,700	2,387,700
Trade name	70,400	65,200

We account for goodwill and other non-amortizable intangible assets in accordance with FASB ASC 350, and have deemed these assets to have indefinite lives. Therefore, these assets are not amortized but are instead tested on an annual basis for impairment during the fourth quarter, or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable.

(a) Goodwill

We perform our annual goodwill impairment assessment using a qualitative approach to identify and consider the significance of relevant key factors, events, and circumstances that affect the fair value of our reporting unit. We are required to identify reporting units at a level below the company’s identified operating segments for impairment analysis. We have identified only one reporting unit for the goodwill impairment test.

Assumptions and Approach Used. We make our qualitative evaluation considering, among other things, general macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and other relevant entity-specific events.

During the fourth quarter of 2015, our share price experienced a sustained reduction in trading values. Secondly, the trading values of our debt securities also showed sustained deterioration. This was also reflective of broader difficulties in the credit markets for high yield issuers. Finally, our annual business planning process which we undertook in the fourth quarter showed a decline in our forecasted results as compared to previous levels. Based on our examination of these and other qualitative factors, we concluded that further testing of goodwill was required.

Determining the fair value of individual assets and liabilities of a reporting unit (including unrecognized intangible assets) is judgmental in nature and often involves the use of significant estimates and assumptions. Similarly, estimates and assumptions are used in determining the fair value of other intangible assets. These estimates and assumptions require significant judgment and could have a significant impact on whether or not an impairment charge is recognized and the magnitude of any such charge. Estimates of fair value are primarily determined using discounted cash flows, market comparisons, and recent transactions. These approaches use significant estimates and assumptions, including projected future cash flows (including timing), discount rates reflecting the risks inherent in future cash flows, perpetual growth rates, and determination of appropriate market comparables.

The second step of the process requires us to calculate a hypothetical purchase allocation to compare the current implied value of the goodwill to the current carrying value of the goodwill. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit over the aggregate fair values of the individual assets, liabilities and identifiable intangibles. If the implied fair value of goodwill as described above exceeds recorded goodwill, there is no impairment. If the recorded goodwill exceeds the implied fair value, an impairment charge would be recorded for the excess. Furthermore, an impairment loss cannot exceed the amount of goodwill assigned to a reporting unit. After recognizing the impairment loss, the corresponding loss establishes a new basis in the goodwill. Subsequent reversals of goodwill impairment losses are not permitted under applicable accounting standards.

We determined the estimated fair value of our reporting unit using discounted cash flow analysis, along with independent source data related to the comparative market multiples and, when available, recent transactions, each of which is considered a Level 3 input within the fair value hierarchy under FASB ASC 820. The discounted cash flows were derived from a five-year projection of cash flows plus a residual value, with the resulting projected cash flows discounted at an appropriate weighted average cost of capital.

In estimating the undiscounted cash flows, we primarily used our internally prepared budgets and forecast information. The key assumptions included in our model were projected growth rates, cost of capital, effective tax rates, and industry and economic trends. A change in the estimated future cash flows or other assumptions could change our estimated fair values and result in future impairments. The result of our analysis resulted in a non-cash impairment charge of $4.2 billion, which is included within impairment of goodwill and other intangibles in the consolidated statement of operations.

The analysis was performed using information available at that time and was based on estimates of fair values of the assets acquired and liabilities. We believe that the estimates and assumptions underlying the valuation methodologies are reasonable.

(b) Orbital Locations, Trade Name and other Indefinite-Lived Intangible Assets

Orbital Locations. Intelsat is authorized by governments to operate satellites at certain orbital locations—i.e., longitudinal coordinates along the Clarke Belt. The Clarke Belt is the part of space approximately 35,800 kilometers above the plane of the equator where geostationary orbit may be achieved. Various governments acquire rights to these orbital locations through filings made with the ITU, a sub-organization of the United Nations. We will continue to be able to operate satellites at our orbital locations so long as we maintain our authorizations to do so.

Our rights to operate at orbital locations can be used and sold individually; however, since satellites and customers can be and are moved from one orbital location to another, our rights are used in conjunction with each other as a network that can be adapted to meet the changing needs of our customers and market demands. Due to the interchangeable nature of orbital locations, the aggregate value of all of the orbital locations is used to measure the extent of impairment, if any.

We determined the estimated fair value of our rights to operate at orbital locations by using the build-up method to determine cash flows for the income approach, with the resulting projected cash flows discounted at an appropriate weighted average cost of capital. Under the build-up approach, the amount an investor would be willing to pay for the right to operate a satellite business at an orbital location is calculated by first estimating the cash flows that typical market participants would assume could be available from the right to operate satellites using the subject location in a similar market. It is assumed that rather than acquiring such a business as a going concern, the buyer would hypothetically start with the right to operate at an orbital location and build a new operation with similar attributes from the beginning. Thus the buyer/builder is considered to incur the start-up costs and losses typically associated with the going concern value and pay for all other tangible and intangible assets.

The key assumptions used in estimating the fair values of our rights to operate at our orbital locations included: (i) market penetration leading to revenue growth, (ii) profit margin, (iii) duration and profile of the build-up period, (iv) estimated start-up costs and losses incurred during the build-up period and (v) weighted average cost of capital.

In instances where the build-up method did not generate positive value for the rights to operate at an orbital location, but the rights were expected to generate revenue, we assigned a value based upon independent source data for recent transactions relating to similar orbital locations, each of which is considered a Level 3 input within the fair value hierarchy under FASB ASC 820. We completed our analysis of our orbital locations in connection with the analysis of goodwill described above, and concluded that there was no impairment.

Trade Name. We have implemented the relief from royalty method to determine the estimated fair value of the Intelsat trade name. The relief from royalty analysis is comprised of two major steps: i) a determination of the hypothetical royalty rate, and ii) the subsequent application of the royalty rate to projected revenue. In determining the hypothetical royalty rate utilized in the relief from royalty approach, we considered comparable license agreements, operating earnings benchmark rule of thumb, an excess earnings analysis to determine aggregate intangible asset earnings, and other qualitative factors, each of which is considered a Level 3 input within the fair value hierarchy under FASB ASC 820.

The key assumptions used in our model to estimate the fair value of the Intelsat trade name included forecasted revenues, the tax rate and discount rate. A change in the estimated tax rates or discount rate could result in future impairments. We completed our analysis of the Intelsat trade name in connection with the analysis of goodwill described above and it resulted in an impairment of our trade name intangible of $5.2 million, which is included within impairment of goodwill and other intangibles in the consolidated statement of operations.

The carrying amount and accumulated amortization of acquired intangible assets subject to amortization consisted of the following (in thousands):

	As of December 31, 2014			As of December 31, 2015
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Backlog and other	$743,760	$(615,285)	$128,475	$743,760	$(647,534)	$96,226
Customer relationships	534,030	(161,960)	372,070	534,030	(189,926)	344,104

Total	$1,277,790	$(777,245)	$500,545	$1,277,790	$(837,460)	$440,330

Intangible assets are amortized based on the expected pattern of consumption. We recorded amortization expense of $82.3 million, $68.2 million and $60.2 million for the years ended December 31, 2013, 2014 and 2015, respectively.

Scheduled amortization charges for the intangible assets over the next five years are as follows (in thousands):

Year	Amount
2016	$48,491
2017	42,254
2018	38,481
2019	34,351
2020	31,103

In accordance with FASB ASC 350, we are required to disclose on an interim and annual basis our policy related to the renewal or extension of the term of our intangible assets. Our policy is to expense all costs incurred to renew or extend the terms of our intangible assets. The renewal expenses for each of the years ended December 31, 2013, 2014 and 2015 were immaterial to our consolidated results of operations.